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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2005
                                                          (March 15, 2005)
                                                         -----------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Ohio                         0-13507               34-1395608
               ----                         -------               ----------
   (State or other jurisdiction           (Commission           (IRS Employer
of incorporation or organization)         File Number)       Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

Branch Purchase and Assumption Agreement

         On March 15, 2005, State Bank and Trust Company ("State Bank"), a wholly owned subsidiary of Rurban Financial Corp. ("Rurban"), entered into a Branch Purchase and Assumption Agreement (the "Purchase Agreement") with Liberty Savings Bank, FSB ("Liberty Savings"), a subsidiary of Liberty Capital, Inc. The Purchase Agreement provides for the sale to State Bank of two of Liberty Savings' bank branches and one non-banking facility located in Lima, Ohio. The transaction includes the acquisition of approximately $61.9 million in deposits and $5.4 million in loans.

         Upon the closing of the transaction, Liberty Savings will pay State Bank an amount of cash equal to 100% of the aggregate amount of Deposits as of the close of business on the closing date minus the Aggregate Asset Value and minus the Deposit Premium (as those terms are defined in the Purchase Agreement). Subject to the terms and conditions of the Purchase Agreement, State Bank will acquire certain assets and assume certain liabilities of Liberty Savings related to the acquired branches. The Purchase Agreement includes customary representations and warranties of the parties for transactions of this type and contains indemnification obligations. The Purchase Agreement also provides for the payment of a $100,000 break-up fee if the Purchase Agreement is terminated by either party under certain circumstances. The closing of the transaction is subject to customary conditions, including approval by regulatory authorities, and is expected to close within the next 90 days.

         The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

         A copy of the press release issued by Rurban on March 17, 2005 announcing the execution of the Purchase Agreement is filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

Award of Options and Stock Appreciation Rights

         On March 16, 2005, the Board of Directors of Rurban, upon the recommendation of its Compensation Committee, reviewed and approved certain compensation arrangements with Rurban's executive officers. The Board of Directors granted each of the executive officers non-qualified stock options and tandem stock appreciation rights ("SARs") under the Rurban Financial Corp. Stock Option Plan (the "Plan"). The number of non-qualified stock options and tandem SARs granted to the executive officers was:

            Officer                        Stock Options              SARs
            -------                        -------------              ----
         Kenneth A. Joyce                     20,000                 20,000
         Robert W. Constien                    3,000                  3,000
         James E. Adams                        3,000                  3,000
         Henry R. Thiemann                     3,000                  3,000


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         The non-qualified options and SARs vest immediately and will expire on
March 16, 2015. Upon exercise, each SAR will entitle the holder to the difference, payable in cash, between the market value of the common shares at the time of exercise and the exercise price of $14.15 per share (the closing price of Rurban's common shares on The Nasdaq National Market on the grant date). The exercise of the non-qualified stock option, in whole or in part, will cause an equal exercise of the SARs related to the option. The SARs are only exercisable in conjunction with the exercise of the non-qualified stock option to which the SARs are attached.

         Each non-qualified stock option and tandem SAR is subject to the terms of the Plan (which is filed as Exhibit 10(u) to Rurban's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (File No. 0-13507) and incorporated herein by reference) and the related non-qualified stock option and SAR award agreements (forms of which are filed as Exhibits 10(a) and 10(b), respectively, to this Current Report on Form 8-K and incorporated herein by reference).

         The Board of Directors, upon the recommendation of the Compensation Committee, also approved a new form of incentive stock option award agreement for the award of incentive stock options under the Plan which will vest after one year of service with Rurban or its subsidiaries. The new form of incentive stock option agreement is attached as Exhibit 10(c) to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits


         Exhibit No.                        Description
         -----------                        -----------

              2* Branch Purchase and Assumption Agreement, dated March 15, 2005, by and between Liberty Savings Bank, FSB and State Bank and Trust Company

             10(a) Form of Non-Qualified Stock Option Agreement (Vesting After One Year of Employment) under the Rurban Financial Corp. Stock Option Plan

             10(b) Form of Stock Appreciation Rights Agreement under the Rurban Financial Corp. Stock Option Plan

             10(c) Form of Incentive Stock Option Agreement (Vesting After One Year of Employment) under the Rurban Financial Corp. Stock Option Plan

             99           News Release issued by Rurban Financial Corp. on March
                          17, 2005

              * Schedules to the Branch Purchase and Assumption Agreement have not been filed. Rurban hereby agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  March 21, 2005                      By: /s/ James E. Adams
                                                --------------------------
                                                James E. Adams
                                                Executive Vice President and
                                                Chief Financial Officer




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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated March 21, 2005

                             Rurban Financial Corp.



     Exhibit No.                         Description
     -----------                         -----------

         2* Branch Purchase and Assumption Agreement, dated March 15, 2005, by and between Liberty Savings Bank, FSB and State Bank and Trust Company

        10(a) Form of Non-Qualified Stock Option Agreement (Vesting After One Year of Employment) under the Rurban Financial Corp. Stock Option Plan

        10(b) Form of Stock Appreciation Rights Agreement under the Rurban Financial Corp. Stock Option Plan

        10(c) Form of Incentive Stock Option Agreement (Vesting After One Year of Employment) under the Rurban Financial Corp. Stock Option Plan

        99          News Release issued by Rurban Financial Corp. on March 17,
                    2005.

   * Schedules to the Branch Purchase and Assumption Agreement have not been filed. Rurban hereby agrees to furnish a copy of any omitted schedule to the Securities and Exchange Commission upon its request.